Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Scott S. Clifford, Senior Vice President and Principal Financial Officer of Graybar Electric Company, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SCOTT S. CLIFFORD
Scott S. Clifford
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

March 12, 2020